EXHIBIT 10.28

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment to Loan Agreements

Kyeongho Lee (“Lender”) and GCT Research, Inc. (“Borrower”) are executing the amendment to loan agreements as follows.

“Lender” and “Borrower” entered into a loan agreement with a principal of KRW 4 billion on November 11, 2024, a loan agreement with a principal of KRW 1 billion on December 11, 2024, and a loan agreement with a principal of KRW 2 billion on December 17, 2024. This revised agreement agrees to change the penalty provision stipulated in Article 6 (Events of Late Payment) of the above three loan agreements as follows:

	Before revision	After revision
Penalty	1.25% per month	3.0% per month

Except for the above amendment agreement, all other matters are identical to the three contracts mentioned above.

The parties to the contract have entered into the above revised agreement and, in order to prove this, have created two copies of the contract, each of whom has signed and stamped one copy and retained one copy.

January 24, 2025

Lender: Kyeongho Lee

[***]

By:

/s/ Kyeongho Lee

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Name: Kyeongho Lee

Borrower: GCT Research, Inc.

Address: 11F., Specialty Construction Center, 15, Boramae-ro 5-gil, Dongjak Gu, Seoul 07071, Korea

By:

/s/ Jeongmin Kim

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Name: Jeongmin Kim

Title: President and Representative Director